Exhibit 10.4


                          REGISTRATION RIGHTS AGREEMENT

            This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of November 11, 2004, by and between Essential Reality, Inc., a Nevada corporation (the "Company"), and Rosenthal & Rosenthal, Inc., a New York corporation ("Rosenthal").

                                    RECITALS

            WHEREAS, on the date hereof, the Company is issuing a Warrant (as hereinafter defined) to purchase shares of its common stock, par value $.001 per share (the "Common Stock"), to Rosenthal; and

            WHEREAS, in connection with the issuance of the Warrant, the Company has agreed, on the terms and conditions set forth herein, to register shares of Common Stock as set forth below.

            NOW THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

            SECTION 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

            "Affiliate" means, with respect to any specified person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control," when used with respect to any specified person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Agreement" has the meaning set forth in the first paragraph of this Agreement.

            "Business Day" means any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

            "Common Stock" has the meaning set forth in the Recitals to this Agreement.

            "Company" has the meaning set forth in the first paragraph of this Agreement.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

            "Hold Back Period" has the meaning set forth in Section 4 hereof.

            "Interruption Period" has the meaning set forth in Section 5(k) hereof.

            "person" means any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

            "Piggyback Registration" has the meaning set forth in Section 3(a) hereof.

            "Prospectus" means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

            "Registrable  Shares"  means (i) shares of Common Stock  issuable or issued upon exercise of the Warrant and (ii) any shares of Common Stock issued or issuable with respect to the shares of Common Stock referred to in clause (i) above upon any stock split, stock dividend, recapitalization or similar event; provided, however, that shares of Common Stock shall only be registrable pursuant to this Agreement if and so long as they have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such shares of Common Stock are removed upon the consummation of such sale and the Company and the seller and purchaser of such shares of Common Stock shall have received an opinion of counsel for the seller, which shall be in form and content reasonably satisfactory to the Company and the seller and purchaser and their respective counsel, to the effect that such shares of Common Stock in the hands of the purchaser are freely transferable without restriction or registration under the Securities Act in any public or private transaction.

            "Registration" means registration under the Securities Act of an offering of Registrable Shares pursuant to a Piggyback Registration.

            "Registration Statement" means any registration statement under the Securities Act of the Company that covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

            "Rosenthal" has the meaning set forth in the first paragraph of this Agreement.

            "SEC" means the Securities and Exchange Commission.


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

            "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

            "underwritten   registration  or  underwritten   offering"  means  a
registration under the Securities Act in which securities of the Company are sold to an underwriter for reoffering to the public.

            "Warrant" means the warrant to purchase Common Stock, dated as of the date hereof, issued by the Company to Rosenthal.

            [SECTION 2. INTENTIONALLY OMITTED]

            SECTION 3. Piggyback Registration. (a) Right to Piggyback. If at any time the Company proposes to file a registration statement under the Securities Act with respect to a public offering of securities of the same type as the Registrable Shares for its own account (other than a registration statement (i) on Form S-8 or any successor form thereto, (ii) filed solely in connection with a dividend reinvestment plan or employee benefit plan covering officers or directors of the Company or its Affiliates or (iii) on Form S-4 or any successor form thereto, in connection with a merger, acquisition or similar corporate transaction) or for the account of any holder of securities of the same type as the Registrable Shares, then the Company shall give written notice of such proposed filing to Rosenthal at least 30 days before the anticipated filing date. Such notice shall offer Rosenthal the opportunity to register such amount of Registrable Shares as it may request (a "Piggyback Registration"). Subject to
Section 3(b) hereof, the Company shall include in each such Piggyback Registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within 20 days after notice has been given to Rosenthal. Rosenthal shall be permitted to withdraw all or any portion of its Registrable Shares from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

            (b) Priority on Piggyback Registrations. The Company shall permit Rosenthal to include all such Registrable Shares on the same terms and conditions as any similar securities, if any, of the Company included therein. Notwithstanding the foregoing, if the Company or the managing underwriter or underwriters participating in such offering advise Rosenthal in writing that the total amount of securities requested to be included in such Piggyback Registration exceeds the amount which can be sold in (or during the time of) such offering without delaying or jeopardizing the success of the offering (including the price per share of the securities to be sold), then the amount of securities to be offered for the account of Rosenthal and other holders of securities who have piggyback registration rights with respect thereto shall be reduced (to zero if necessary) pro rata on the basis of the number or amount of Common Stock (or the equivalent) requested to be registered by Rosenthal or each such holder participating in such offering.

            SECTION 4. Holdback Agreement. (a) If (i) the Company shall file a registration statement (other than in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act) with respect to the Common Stock or similar securities or securities convertible into, or exchangeable or exercisable for, such securities and (ii) with reasonable prior notice, the Company (in the case of a nonunderwritten public offering by the


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

Company pursuant to such registration statement) advises Rosenthal in writing that a public sale or distribution of Registrable Shares would materially adversely affect such offering, or the managing underwriter or underwriters (in the case of an underwritten public offering by the Company pursuant to such registration statement) advises the Company in writing (in which case the Company shall notify Rosenthal with a copy of such underwriter's notice) that a public sale or distribution of Registrable Shares would materially adversely impact such offering, then Rosenthal shall, to the extent not inconsistent with applicable law, refrain from effecting any public sale or distribution of Registrable Shares during the ten (10) days prior to the effective date of such registration statement and until the earliest of (A) the abandonment of such offering, (B) 180 days after the effective date of such registration statement (in the case of an underwritten offering) and (C) if such offering is an underwritten offering, the termination in whole or in part of any "hold back" period obtained by the underwriter or underwriters in such offering from the Company in connection therewith (each such period, a "Hold Back Period"); provided, that Rosenthal shall be under no such obligation unless each other beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of at least 5% of the Company's Common Stock and each director and executive officer of the Company also agrees to refrain from effecting any such public sale or distribution.

            (b) The Company shall not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or similar securities or securities convertible into, or exchangeable or exercisable for, such securities or (ii) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associates with the ownership of any Common Stock or similar securities or securities convertible into, or exchangeable or exercisable for, such securities (regardless of whether any of the transactions described in clause (i) or (ii) is to be settled by the delivery of Common Stock or other securities, in cash or otherwise) for a period of 180 days after the effective date of any Demand Registration without the prior written consent of Rosenthal. Notwithstanding the foregoing, during such period (x) the Company may grant stock options pursuant to the Company's stock option plans and (y) the Company may issue shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding prior to such effective date or issued pursuant to such plans.

            SECTION 5. Registration Procedures. In connection with the registration obligations of the Company pursuant to and in accordance with
Section 3 hereof (and subject to Section 3 hereof), the Company shall use its reasonable best efforts to effect such registration to permit the sale of such Registrable Shares in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible (but subject to Section 3 hereof):

            (a) prepare and file with the SEC a Registration Statement for the sale of the Registrable Shares on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate in accordance with Rosenthal's intended method or methods of distribution thereof, and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective as provided herein;


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

            (b) prepare and file with the SEC such amendments (including post-effective amendments) to such Registration Statement, and such supplements to the related Prospectus, as may be required by the applicable rules, regulations or instructions under the Securities Act during the applicable period in accordance with the intended methods of disposition specified by Rosenthal of the Registrable Shares covered by such Registration Statement, make generally available earnings statements satisfying the provisions of Section 11(a) of the Securities Act (provided that the Company shall be deemed to have complied with this clause if it has complied with Rule 158 under the Securities
Act), and cause the related Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; provided, however, that before filing a Registration Statement or Prospectus, or any amendments or supplements thereto (other than reports required to be filed by it under the Exchange Act), the Company shall furnish to Rosenthal and its counsel for review and comment, copies of all documents required to be filed;

            (c) notify Rosenthal promptly and (if requested) confirm such notice in writing, (i) when a Registration Statement or Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to such Registration Statement or the related Prospectus or for additional information regarding Rosenthal, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the sale of Registrable Shares thereunder or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (v) of the happening of any event that requires the making of any changes in such Registration Statement, Prospectus or documents incorporated or deemed to be incorporated therein by reference so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

            (d) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any Registrable Shares for sale in any jurisdiction in the United States;

            (e) furnish to Rosenthal, counsel for Rosenthal and each managing underwriter, if any, without charge, one conformed copy of such Registration Statement, as declared effective by the SEC, and of each post-effective amendment thereto, in each case including financial statements and schedules and all exhibits and reports incorporated or deemed to be incorporated therein by reference; and deliver, without charge, such number of copies of the preliminary prospectus, any amended preliminary prospectus, each final Prospectus and any post-effective amendment or supplement thereto, as Rosenthal may reasonably request in order to facilitate the disposition of the Registrable Shares of Rosenthal covered by such Registration Statement in conformity with the requirements of the Securities Act;

            (f) prior to any public offering of Registrable Shares covered by such Registration Statement, use its reasonable best efforts to register or qualify such Registrable Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as Rosenthal shall reasonably request in writing; provided, however, that the Company shall in no event be required to qualify generally to do business as a foreign corporation or as a dealer in any jurisdiction where it is not at the time so qualified or to execute or file a general consent to service of process in any such jurisdiction where it has not theretofore done so or to take any action that would subject it to general service of process or taxation in any such jurisdiction where it is not then subject;


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

            (g) upon the occurrence of any event contemplated by paragraph 5(c)(v) above, prepare a supplement or post-effective amendment to such Registration Statement or the related Prospectus or any document incorporated or deemed to be incorporated therein by reference and file any other required document so that, as thereafter delivered to the purchaser of the Registrable Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            (h) use its best efforts to cause all Registrable Shares covered by such Registration Statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed or quoted and, if listed on the Nasdaq Stock Market, use its best efforts to secure designation of all such Registrable Shares covered by such registration statement as "NASDAQ Securities" within the meaning of Rule 11Aa2-1 promulgated under the Exchange Act or, failing that, to secure Nasdaq Stock Market authorization for such Registrable Shares and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Shares with the National Association of Securities Dealers, Inc. (the "NASD");

            (i) on or before the effective date of such Registration Statement, provide the transfer agent of the Company for the Registrable Shares with printed certificates for the Registrable Shares covered by such Registration Statement, which are in a form eligible for deposit with The Depository Trust Company;

            (j) make available for inspection by Rosenthal, any underwriter participating in any offering pursuant to such Registration Statement, and any attorney, accountant or other agent retained by Rosenthal or any underwriter (collectively, the "Inspectors"), all financial and other records and other information, pertinent corporate documents and properties of any of the Company and its subsidiaries and affiliates (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibilities; provided, however, that the Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors in writing are confidential shall not be disclosed to any Inspector unless such Inspector signs a confidentiality agreement reasonably satisfactory to the Company (which shall permit the disclosure of such Records in such Registration Statement or the related Prospectus if necessary to avoid or correct a material misstatement in or material omission from such Registration Statement or Prospectus) or either (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; provided further, however, that (A) any decision regarding the disclosure of information pursuant to subclause (i) shall be made only after consultation with counsel for the applicable Inspectors and the Company and (B) with respect to any release of Records pursuant to subclause (ii), Rosenthal agrees that it shall, promptly after learning that disclosure of such Records is sought in a court having jurisdiction, give notice to the Company so that the Company, at the Company's expense, may undertake appropriate action to prevent disclosure of such Records; and


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

            (k) if such offering is an  underwritten  offering,  enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other appropriate and reasonable actions requested by Rosenthal and the managing underwriters in order to expedite or facilitate the disposition of such Registrable Shares, and in such connection, (i) use its reasonable best efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters and counsel to Rosenthal), addressed to the Rosenthal and each of the underwriters as to the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters, (ii) use commercially reasonable efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to Rosenthal (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and (iii) if requested and if an underwriting agreement is entered into, provide indemnification provisions and procedures reasonably requested by such underwriters. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder. The Company may require Rosenthal to furnish such information regarding Rosenthal and Rosenthal's intended method of disposition of such Registrable Shares as it may from time to time reasonably request in writing. If any such information is not furnished within a reasonable period of time after receipt of such request, the Company may exclude the Rosenthal's Registrable Shares from such Registration Statement. Rosenthal agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(iv) or 5(c)(v) hereof, Rosenthal shall forthwith discontinue disposition of any Registrable Shares covered by such Registration Statement or the related Prospectus until receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(g) hereof, or until Rosenthal is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amended or supplemented Prospectus or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in such Prospectus (such period during which disposition is discontinued being an "Interruption Period") and, if requested by the Company, Rosenthal shall deliver to the Company (at the expense of the Company) all copies then in its possession, other than permanent file copies then in Rosenthal's possession, of the Prospectus covering such Registrable Shares at the time of receipt of such request. Rosenthal further agrees not to utilize any material other than the applicable current preliminary prospectus or Prospectus in connection with the offering of such Registrable Shares.

            SECTION 6. Registration Expenses. Whether or not any Registration Statement is filed or becomes effective, the Company shall pay all costs, fees and expenses incident to the Company's performance of or compliance with this Agreement, including (i) all registration and filing fees, including NASD filing fees, (ii) all fees and expenses of compliance with securities or Blue Sky laws,


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

including reasonable fees and disbursements of counsel in connection  therewith,
(iii) printing expenses (including expenses of printing certificates for Registrable Shares and of printing prospectuses if the printing of prospectuses is requested by Rosenthal or the managing underwriter, if any), (iv) messenger, telephone and delivery expenses, (v) fees and disbursements of counsel for the Company, (vi) fees and disbursements of all independent certified public accountants of the Company (including expenses of any "cold comfort" letters required in connection with this Agreement) and all other persons retained by the Company in connection with such Registration Statement, (vii) fees and disbursements of one counsel, other than the Company's counsel, representing Rosenthal, selected by Rosenthal, (viii) fees and disbursements of underwriters customarily paid by the issuers or sellers of securities and (ix) all other costs, fees and expenses incident to the Company's performance or compliance with this Agreement. Notwithstanding the foregoing, any discounts, commissions or brokers' fees or fees of similar securities industry professionals and any transfer taxes relating to the disposition of the Registrable Shares by Rosenthal will be payable by Rosenthal and the Company will have no obligation to pay any such amounts.

            SECTION 7. Underwriting Requirements. (a) In the case of any underwritten offering pursuant to a Piggyback Registration, the Company shall select the institution or institutions that shall manage or lead such offering. Rosenthal shall not be entitled to participate in an underwritten offering unless and until Rosenthal has entered into an underwriting or other agreement with such institution or institutions for such offering in such form as the Company and such institution or institutions shall determine.

            (b) Rosenthal, when participating in a Registration, shall promptly supply in writing such information as the Company or the underwriters reasonably request.

            SECTION 8. Indemnification. (a) Indemnification by the Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, Rosenthal, the officers, directors and agents and employees of Rosenthal, each person who controls Rosenthal (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgment, costs (including, without limitation, costs of investigation, preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon information furnished in writing to the Company by or on behalf of Rosenthal expressly for use therein.

            (b) Indemnification by Rosenthal. In connection with any Registration Statement in which Rosenthal is participating, Rosenthal shall indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, agents or employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the directors, officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in such Registration Statement or the related Prospectus or any amendment or supplement


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

thereto, or any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is based upon any information furnished in writing by or on behalf of Rosenthal to the Company expressly for use in such Registration Statement or Prospectus. Rosenthal's indemnity obligations under this Section 8 shall be limited to the total sales proceeds (net of all underwriting discounts and commissions) actually received by Rosenthal in connection with the applicable offering.

            (c) Conduct of Indemnification Proceedings. If any person shall be entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced by such delay or failure. The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such claim or proceeding, to assume, at the indemnifying party's expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that (i) an indemnified party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (A) the indemnifying party agrees to pay such fees and expenses; (B) the indemnifying party fails promptly to assume the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such indemnified party; or (C) the named parties to any proceeding (including impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it that are inconsistent with those available to the indemnifying party or that a conflict of interest is likely to exist among such indemnified party and any other indemnified parties (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party); and (ii) subject to clause (C) above, the indemnifying party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the indemnifying party, such indemnified party shall not be subject to any liability for any settlement made without its consent. The indemnifying party shall not consent to entry of any judgment or enter into any settlement unless (i) there is no finding or admission of any violation of any rights of any person and no effect on any other claims that may be made by or against the indemnified party,
(ii) the sole relief provided is monetary damages that are paid in full by the indemnifying party and (iii) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

            (d)  Contribution.  If the  indemnification  provided  for  in  this
Section 8 is unavailable to an indemnified party in respect of any Losses (other than in accordance with its terms), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(d), if the indemnifying party is Rosenthal, Rosenthal shall not be required to contribute any amount which is in excess of the amount by which the total proceeds (net of all underwriting discounts and commissions) received by Rosenthal from the sale of the Registrable Shares sold by Rosenthal in the applicable offering exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            SECTION 9. Granting of Registration Rights. The Company shall not grant any registration rights inconsistent with those granted hereunder or that give any security holder "demand" registration rights or a position with respect to registration rights, "cut-backs," "black-out" periods or otherwise that are on a parity with or superior to Rosenthal's position as granted herein, without the consent of Rosenthal.

            SECTION 10. Miscellaneous. (a) Rules 144 and 144A. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act so as to enable Rosenthal to sell its Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rules 144 and 144A under the Securities Act, as each such Rule may be amended from time to time, or (b) any similar rule or rules hereafter adopted by the SEC. Upon the request of Rosenthal, the Company will forthwith deliver to Rosenthal a written statement as to whether it has complied with such requirements. The Company shall cooperate with Rosenthal in supplying such information as may be necessary for Rosenthal to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of Rule 144.

            (b) The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to include the shares of common stock, if any, or other securities that Rosenthal would be entitled to receive in exchange for Common Stock under any such merger, consolidation or reorganization; provided, however, that, to the extent Rosenthal receives securities that are by their terms convertible into shares of common stock of the issuer thereof, then any such shares of common stock as are issued or issuable upon conversion of said convertible securities shall be included within the definition of "Registrable Shares."

            (c) Termination. This Agreement and the obligations of the Company and Rosenthal hereunder (other than Section 8 hereof) shall terminate on the first date on which no Registrable Shares remain outstanding.

            (d) Notices. All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery (including delivery by courier), or facsimile transmission, addressed as follows:

                  (i) If to the Company:

                      Essential Reality, Inc.
                      15-15 132nd Street, College Point NY
                      Attention: Jay Gelman
                      Facsimile: ____________________

                      with a copy to:

                      Oscar Folger, Esq.
                      521 Fifth Avenue
                      New York NY

                  (ii) If to Rosenthal, at its last known address appearing on the books of the Company maintained for such purpose.

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request or communication shall be deemed to have been duly given five business days after being deposited in the mail, postage prepaid, if mailed; when delivered by hand, if personally delivered; or upon receipt, if sent by facsimile (followed by a confirmation copy sent by either overnight or two (2) day courier).

            (e) Separability. It is the desire and intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

            (f) Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, devisees, legatees, legal representatives, successors and assigns. Rosenthal may assign its rights hereunder, in whole or in part, to any purchaser or transferee of Registrable Shares; provided, however, that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as Rosenthal is treated hereunder, whereupon such purchaser or transferee shall have the benefits of and shall be subject to the restrictions contained in this Agreement as if such purchaser or transferee was originally included in the definition of "Rosenthal" and had originally been a party hereto.

            (g) Entire Agreement. This Agreement represents the entire agreement of the parties and shall supersede any and all previous contracts, arrangements or understandings between the parties hereto with respect to the subject matter hereof.

            (h) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Rosenthal.

            (i) Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            (j) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be one and the same agreement, and shall become effective when counterparts have been signed by each of the parties and delivered to each other party.

            (k) Governing Law; Consent to Jurisdiction and Venue. In all respects, including all matters of construction, validity and performance, this Agreement and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America. EACH OF THE COMPANY AND ROSENTHAL CONSENTS TO PERSONAL JURISDICTION, WAIVES ANY OBJECTION AS TO JURISDICTION OR VENUE, AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE, IN THE CITY OF NEW YORK, STATE OF NEW YORK. Service of process on the Company or Rosenthal in any action arising out of or relating to this Agreement shall be effective if mailed to such party in accordance with the procedures and requirements set forth in
Section 10(d). Nothing herein shall preclude Rosenthal or the Company from bringing suit or taking other legal action in any other jurisdiction.

            (l) Mutual Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

            (m) Calculation of Time Periods. Except as otherwise indicated, all periods of time referred to herein shall include all Saturdays, Sundays and holidays; provided, however, that if the date to perform the act or give any notice with respect to this Agreement shall fall on a day other than a Business Day, such act or notice may be timely performed or given if performed or given on the next succeeding Business Day.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

                           Essential Reality, Inc.


                           By:
                              -----------------------------------------
                              Name:
                              Title:

                           ROSENTHAL & ROSENTHAL, INC.


                           By:
                              -----------------------------------------
                              Name:
                              Title:


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